Exhibit 21

Pentair, Inc. and Subsidiaries as of December 31, 2005.

Name of Company	Jurisdiction of Incorporation	Segment

Aplex Industries, Inc.	United States	Water
Apno S.A. de C.V.	Mexico	Other
Aspen Motion Technologies	United States	Technical Products
Axholme Resources Limited	United Kingdom	Water
Century Mfg. Co.	United States	Other
Chansuba Pumps Private Ltd.(1)	India	Water
Compool Inc.	United States	Water
Davies Pumps & Co. Limited	New Zealand	Water
Electronic Enclosures, Inc.	United States	Technical Products
Epps Limited	Mauritius	Water
EuroPentair GmbH	Germany	Other
Everpure (Europe) N.V.	Belgium	Water
Everpure (UK) Limited	United Kingdom	Water
Everpure Japan, Inc.	Japan	Water
Everpure, LLC	United States	Water
FARADYNE Motors (Suzhou) Co., Ltd(2)	China	Water
FARADYNE Motors LLC(2)	United States	Water
Fibredyne, LLC	United States	Water
Fleck Controls, Inc.	United States	Water
Hoffman Enclosures (Mex), LLC	United States	Technical Products
Hoffman Enclosures Inc.	United States	Technical Products
Hoffman Engineering S. de R.L. de C.V.	Mexico	Technical Products
Hoffman Schroff Pte. Ltd.	Singapore	Technical Products
Hypro, EU Limited	United Kingdom	Water
Hypro, LLC	United States	Water
Inversiones Sta-Rite Chile Limitada	Chile	Water
Lincoln Automotive Company	United States	Other
McLean Midwest Corporation	United States	Technical Products
McNeil (Ohio) Corporation	United States	Other
Moraine Properties, LLC	United States	Other
National Pool Tile Group, Inc.	United States	Water
Nocchi Pompes Europe S.a.r.l.	France	Water
Onga (NZ) Limited	New Zealand	Water
Onga Pump Shop Pty. Ltd.	Australia	Water
Optima Enclosures Limited	United Kingdom	Technical Products
Pentair Asia Holdings SARL	Luxembourg	Other
Pentair Asia PTE Ltd.	Singapore	Other
Pentair Canada, Inc.	Canada	Water
Pentair DMP Corp.	United States	Other
Pentair Electronic Packaging Company	United States	Technical Products
Pentair Electronic Packaging de Mexico, S. de R.L. de C.V.	Mexico	Technical Products
Pentair Enclosures de Chile S.r.L.	Chile	Technical Products

Name of Company	Jurisdiction of Incorporation	Segment

Pentair Enclosures Group, Inc.	United States	Technical Products
Pentair Enclosures Limited	United Kingdom	Technical Products
Pentair Enclosures, Inc.	United States	Technical Products
Pentair Enclosures, S. de R.L. de C.V.	Mexico	Technical Products
Pentair Filtration, Inc.	United States	Water
Pentair Financial Services Ireland	Ireland	Other
Pentair France SARL	France	Water
Pentair Global Sarl	Luxembourg	Other
Pentair Halifax, Co.	Canada	Other
Pentair Holdings S.a.r.l.	Luxembourg	Other
Pentair Housing LP	United States	Other
Pentair Housing, Inc.	United States	Other
Pentair International Sarl	Luxembourg	Other
Pentair Manufacturing France S.A.S.	France	Water
Pentair Nova Scotia Co.	Canada	Other
Pentair Pacific Rim (Water) Limited	Hong Kong	Water
Pentair Pacific Rim, Ltd.	Hong Kong	Technical Products
Pentair Poland	Poland	Water
Pentair Pump Group Inc.	United States	Water
Pentair Pumps S.p.A.	Italy	Water
Pentair Qingdao Enclosure Company Ltd.	P.R.C.	Technical Products
Pentair Taunus Electrometalurgica Ltda	Brazil	Technical Products
Pentair Transport, Inc.	United States	Other
Pentair U.K. Ltd.	United Kingdom	Technical Products
Pentair UK Group Limited	United Kingdom	Water
Pentair Water (Suzhou) Company Ltd.	P.R.C.	Water
Pentair Water Australia Pty Ltd	Australia	Water
Pentair Water Belgium NV	Belgium	Water
Pentair Water Europe s.r.l	Italy	Water
Pentair Water Filtration France SAS	France	Water
Pentair Water Filtration UK Limited	United Kingdom	Water
Pentair Water France SAS	France	Water
Pentair Water Germany GmbH	Germany	Water
Pentair Water Group, Inc.	United States	Water
Pentair Water India Private Limited	India	Water
Pentair Water Italy S.r.l	Italy	Water
Pentair Water New Zealand Limited	New Zealand	Water
Pentair Water Pool and Spa, Inc.	United States	Water
Pentair Water South Africa (Proprietary) Limited	South Africa	Water
Pentair Water Spain, SL	Spain	Water
Pentair Water Taiwan Co., Ltd.	Taiwan	Water
Pentair Water Treatment (OH) Company	United States	Water
Pentair Water Treatment Company	United States	Water
Pentair Water Treatment India Private Limited	India	Water
Pentair Water, LLC	United States	Water
Pentair Water-Mexico S. de R.L. de C.V.	Mexico	Water

Name of Company	Jurisdiction of Incorporation	Segment

Penwald Insurance Company	United States	Other
PEP Central, Inc.	United States	Technical Products
PEP West, Inc.	United States	Technical Products
PFAM, Inc.	United States	Other
Porter-Cable de Mexico S.A. de C.V.	Mexico	Other
PTG Accessories Group	United States	Other
Schroff GmbH	Germany	Technical Products
Schroff Inc.	United States	Technical Products
Schroff K.K.	Japan	Technical Products
Schroff S.R.L.	Italy	Technical Products
Schroff SAS	France	Technical Products
Schroff Scandinavia AB	Sweden	Technical Products
Schroff U.K. Ltd.	United Kingdom	Technical Products
Seneca Enterprises Co.	United States	Water
SHURflo International Limited	United Kingdom	Water
SHURflo Limited	United Kingdom	Water
SHURflo, LLC	United States	Water
Sta-Rite de Argentina, S.A.	Argentina	Water
Sta-Rite de Mexico S.A. de C.V.(3)	Mexico	Water
Sta-Rite de Puerto Rico, Inc.	Puerto Rico	Water
Sta-Rite Industries, LLC	United States	Water
Structural Iberica	Spain	Water
Surewood Acquisition Corporation	United States	Other
Tupelo Real Estate, LLC	United States	Other
Webster Electric Company, LLC	United States	Water
WICOR Canada Company	Nova Scotia	Water
WICOR Global Corp.	United States	Water
WICOR Industries (Australia) Pty. Ltd.	Australia	Water

(1) — 47% owned

(2) — 50% owned

(3) — 80% owned